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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 20, 2000

                            IMX PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-30294

Utah                                                                  87-0394290
-------------------------------                              -------------------
(State or other jurisdiction of                                (I.R.S.  Employer
incorporation or organization                                Identification No.)



         2295 Corporate Boulevard, Suite 131, Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                  561-998-5660
              (Registrant's Telephone number, including area code)


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ITEM 3.  Bankruptcy or Receivership.


         On November 20, 2000, IMX Pharmaceuticals, Inc. and its wholly-owned subsidiary, IMX ETI LifePartners, Inc. filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach Division.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   IMX PHARMACEUTICALS, INC.


                                             By:   /s/ WILLIAM A. FORSTER
                                                   -----------------------------
                                                   William A. Forster, President

Dated:   November 21, 2000


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